EXHIBIT 10(e)

INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation in this Registration Statement of Illini Corporation of our report, dated February 9, 2001, on the consolidated financial statements of Illinois Community Bancorp, Inc., as of and for the year ended December 31, 2000, which is part of this Registration Statement. We also consent to the reference to our firm appearing under the heading "Experts" in the Prospectus.

LARRSON, WOODYARD & HENSON, LLP

By:	/s/ Eric Bradham
Title:	Partner

Date: May 3, 2002.

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